American Airlines Group Inc. Second-Quarter 2022 Financial Results Exhibit 99.2

Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, the continuing availability of borrowings under revolving lines of credit, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. 2 Forward-looking statements

3 Introductory remarks and commercial update Robert Isom Chief Executive Officer

Second-quarter results 4 First quarterly profit, excluding net special items1, since the start of the pandemic • Second-quarter net income of $476 million. Excluding net special items1, net income of $533 million • Highest quarterly revenue in company history • Total revenue 12.2% higher vs. Q2 2019 on 8.5% less capacity • Operated more than 500,000 flights with more than 53 million passenger enplanements in the quarter • Q2 schedule was more than 25% larger than our closest competitor as measured by total departures 1/ See GAAP to non-GAAP reconciliation at the end of this presentation.

Recovery timeline

- Domestic leisure and short-haul international revenue recovered to over 120% of 2019 levels
- Domestic business revenue recovered to 110% of 2019 levels, despite corporate/gov't not fully recovered

Revenue

Basis of early recovery path

Current status

Domestic leisure

- No real constraints
- Demand is robust

~40% of 2019 pax revenue composition

Short-haul international

- Similar trends as domestic leisure

~10% of 2019 pax revenue composition

Domestic business

- Small- and medium-size business remains strong (~125% of 2019)
- Corporate/gov't not fully recovered (~75% of 2019)

~30% of 2019 pax revenue composition

Long-haul international

- Countries reopening
- International travel restrictions being removed
- Countries dropping testing requirements

~20% of 2019 pax revenue composition

Recovery timeline

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13% 19% 27% 35% 40% 52% 64% 58% 51% 58% 68% 69% 51% 61% 88% 98% 104% 110% 47% 40% 53% 73% 82% 97% 102% 93% 94% 94% 112% 90% 91% 96% 108% 121% 117% 121% 31% 29% 41% 54% 61% 77% 87% 78% 72% 75% 92% 83% 71% 76% 98% 109% 111% 116% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Domestic Revenue Recovery, % of 2019 Business Leisure Total Domestic Revenue recovery 6 1/ Source: Company monthly domestic coupon revenue results. • Strong consumer demand across both Business and Leisure accelerated revenue recovery • Recovery trends are expected to continue into Q3 2021 2022

7 Financial update Derek Kerr Chief Financial Officer

2Q22 2Q21 2Q22 2Q21 Operating Income (Loss) 1,017$ 441$ 1,012$ (1,014)$ Income (Loss) Before Income Taxes 603$ 9$ 687$ (1,409)$ Net Income (Loss) 476$ 19$ 533$ (1,090)$ Earnings (loss) per common share: Basic 0.73$ 0.03$ 0.82$ (1.69)$ Diluted 0.68$ 0.03$ 0.76$ (1.69)$ Weighted average shares outstanding (in thousands): Basic 650,346 644,123 650,346 644,123 Diluted 718,532 656,372 718,532 644,123 GAAP Non-GAAP (in millions except share and per share amounts) Second-quarter results1 8Note: May not recalculate due to rounding. 1/ See GAAP to non-GAAP reconciliation at the end of this presentation.

$7 $10 $14 $14 $17 $21 $18 $16 $16 $16 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Total available liquidity1 (in billions) Strong liquidity position 9 • Continue to maintain elevated total liquidity balance, ending the second quarter with $15.6 billion in total liquidity 1/ Total available liquidity is defined as unrestricted cash and marketable securities plus available undrawn revolver capacity and other undrawn facilities.

Balance sheet repair 10 Continued focus on debt reduction • In the second quarter, retired in full the $750 million unsecured senior notes due June 2022, of which $433 million had been outstanding as of March 31, 2022 • Continue to target $15 billion in total debt1 reduction by end of 2025 • Total debt down by $5.2 billion since Q2 2021 peak Future priorities for excess liquidity • Address short end of maturity curve – next significant maturity Dec 2023 • Free up high-quality collateral • Pay down prepayable debt (~$11 billion opportunity) Strong liquidity and confidence in recovery facilitates deleveraging 1/ Total debt includes debt, finance leases, operating lease liability and pension obligations.

$0.8 $1.2 $0.0 2022 2023 2024 Final term loan and unsecured debt maturities2 (in billions) Repaid Limited capex and debt maturities support deleveraging Younger fleet drives lower capex 1/ Total debt includes debt, finance leases, operating lease liability and pension obligations. 2/ Source: Company filings, as of June 30, 2022. Amounts shown net of scheduled payments on amortizing debt. 3/ Source: Company filings, 2021 includes net inflows from return of PDPs. 11 Limited maturities minimize refi risk $5.2 $2.0 $0.2 $2.6 $2.7 2014-2019 Average 2020 Actual 2021 Actual 2022 2023 Total capex forecast3 (in billions) • Continue to target $15 billion in total debt1 reduction by end of 2025

Third-quarter and full-year outlook

	2022 vs 2019	
Total capacity (ASMs)	3Q22: Down ~8% to 10% FY22: Down ~7.5% to 9.5%	
Total revenue	3Q22: Up ~10% to 12%	
TRASM	3Q22: Up ~20% to 24%	
CASM excluding fuel and net special items[1]	3Q22: Up ~12% to 14% FY22: Up ~10% to 12%	
Pre-tax margin excluding net special items[1]	3Q22: ~2% to 4%	
		3Q22 comments
Fuel ($/gallon)	3Q22: ~$3.73 to $3.78	Consumption of ~1,040 million gallons and based on July 14, 2022 forward fuel curve

1/ CASM excluding fuel and net special items and pre-tax margin excluding net special items are non-GAAP financial measures. The Company is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of net special items cannot be determined at this time.

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Thank you to an amazing team!

GAAP to non-GAAP reconciliation 14 Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure) - Operating Income (Loss) (GAAP measure) to Operating Income (Loss) Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to- period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

GAAP to non-GAAP reconciliation 15 Percent Increase Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items 2022 2021 (Decrease) Pre-tax income (loss) as reported 603$ 9$ Pre-tax net special items: Mainline operating special items, net (1) (5) (1,288) Regional operating special items, net (2) - (167) Nonoperating special items, net (3) 89 37 Total pre-tax net special items 84 (1,418) Pre-tax income (loss) excluding net special items 687$ (1,409)$ nm Calculation of Pre-Tax Margin Pre-tax income (loss) as reported $ 603 $ 9 Total operating revenues as reported $ 13,422 $ 7,478 Pre-tax margin 4.5% 0.1% Calculation of Pre-Tax Margin Excluding Net Special Items Pre-tax income (loss) excluding net special items $ 687 $ (1,409) Total operating revenues as reported $ 13,422 $ 7,478 Pre-tax margin excluding net special items 5.1% (18.8%) Reconciliation of Net Income (Loss) Excluding Net Special Items Net income (loss) as reported 476$ 19$ Net special items: Total pre-tax net special items (1), (2), (3) 84 (1,418) Income tax special items, net (9) - Net tax effect of net special items (18) 309 Net income (loss) excluding net special items 533$ (1,090)$ nm Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items Net income (loss) excluding net special items 533$ (1,090)$ Shares used for computation (in thousands): Basic 650,346 644,123 Diluted 718,532 644,123 Earnings (loss) per share excluding net special items: Basic 0.82$ (1.69)$ Diluted 0.76$ (1.69)$ (in millions, except share and per share amounts) 3 Months Ended June 30,

GAAP to non-GAAP reconciliation Reconciliation of Operating Income (Loss) Excluding Net Special Items 2022 2021 Operating income (loss) as reported 1,017$ 441$ Operating net special items: Mainline operating special items, net (1) (5) (1,288) Regional operating special items, net (2) - (167) Operating income (loss) excluding net special items 1,012$ (1,014)$ Reconciliation of Total Operating Cost per ASM Excluding Net Special Items and Fuel Total operating expenses as reported 12,405$ 7,037$ Operating net special items: Mainline operating special items, net (1) 5 1,288 Regional operating special items, net (2) - 167 Total operating expenses excluding net special items 12,410 8,492 Aircraft fuel and related taxes (4,020) (1,611) Total operating expenses excluding net special items and fuel 8,390$ 6,881$ Total operating expenses per ASM as reported 18.75 12.90 Operating net special items per ASM: Mainline operating special items, net (1) 0.01 2.36 Regional operating special items, net (2) - 0.31 Total operating expenses per ASM excluding net special items 18.76 15.57 Aircraft fuel and related taxes per ASM (6.08) (2.95) Total operating expenses per ASM excluding net special items and fuel 12.68 12.61 Note: Amounts may not recalculate due to rounding. FOOTNOTES: (1) (2) (3) The 2021 second quarter regional operating special items, net principally included $167 million of PSP financial assistance. Principally included mark-to-market net unrealized gains and losses associated with certain equity and other investments as well as non-cash charges associated with debt refinancings and extinguishments. The 2021 second quarter mainline operating special items, net principally included $1.3 billion of Payroll Support Program (PSP) financial assistance. (in millions) (in cents) 3 Months Ended June 30,

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